Exhibit 99.1

ACQUISITION AGREEMENT AND PLAN OF MERGER

This ACQUISITION AND PLAN OF MERGER AGREEMENT (“Agreement”) is made on this 11th day of June, 2008 by and among THE BANKERS STORE, INC. a Nevada corporation (the “BSTR”) arid CHESSCOM CONSULTANTS, INC., a Nevada Corporation (the “Chesscom”).

RECITALS

A.

 BSTR is a corporation formed under the laws of the State of New York.

B.

Chesscom is a Nevada Corporation formed under the laws of the State of Nevada.

C.

The Board of Directors of BSTR and the majority shareholders of BSTR have determined that a merger of Chesscom with and into BSTR (the “Merger”) upon the terms and subject to the conditions set forth in this Agreement, would be fair and in the best interests of its respective shareholders, and its Board of Directors has approved such Merger.

D.

The Board of Directors of Chesscom and the majority shareholders of Chesscom have determined that a merger of Chesscom with and into the BSTR (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement, would be fair and in the best interests of its respective shareholders, and its Board of Directors has approved such Merger.

D.

BSTR and Chesscom desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

E.

For federal income tax purposes, the parties intend that the Merger shall qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

I.  DEFINITIONS

When used in this Agreement (and any Exhibits and Schedules in which terms are not otherwise defined), the following terms shall have the following meanings:

1.01 Capital Stock. “Capital Stock” shall mean the outstanding shares of common stock, $0.001 par value, of BSTR or Chesscom.

1.02 Certificate of Merger. “Certificate of Merger” shall mean a Certificate of Merger in substantially the form attached to this Agreement as Exhibit A and to be filed with the States of Nevada and New York.

1.03

Closing. “Closing” shall mean the closing of the transactions contemplated by this Agreement.

1.04

Effective Date. “Effective Date” shall mean the later date of which the Certificate of Merger is properly filed with the Secretaries of State of New York and Nevada as required under the applicable provisions of the law of such jurisdictions, or such later date as may be agreed by the parties and set forth in the Certificate of Merger.

1.05

Surviving Corporation. “Surviving Corporation” shall mean BSTR from and after the Effective Date, which shall remain a corporation organized under the laws of the State of New York.

1.06

Material Adverse Change. “Material Adverse Change” or “Material Adverse Effect” means, when used in connection with Chesscom or BSTR, any change or effect that either individually or in the aggregate with all other such changes or effects is materially adverse to the business, assets, properties, condition (financial or otherwise) or results of operations of such party and its subsidiaries taken as a whole (after giving effect in the case of BSTR to the consummation of the Merger).

1.07

Person. “Person” means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

1.08

Subsidiary. A “Subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of which) is owned directly or indirectly by such first person.

II. THE MERGER

2.01

The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Nevada Corporations Code (the “Nevada Statutes”) and New York Corporations Code (the “New York Statutes”), Chesscom shall be merged into BSTR at the Effective Date of the Merger. At the Effective Date of the Merger, the separate existence of Chesscom shall cease, and BSTR shall continue as the surviving corporation (the “Surviving Corporation”).

2.02

Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.01 and subject to the satisfaction or waiver of the conditions set forth in Article IV, the closing of the Merger (the “Closing”) will take place at 10:00 a.m. on the business day after satisfaction of the conditions set forth in Article IV (or as soon as practicable thereafter following satisfaction or waiver of the conditions set forth in Article IV (the “Closing Date”), at the Law Offices of Thomas C. Cook, 500 N. Rainbow, Suite 300, Las Vegas, NV, unless another date, time or place is agreed to in writing by the parties hereto,

2.03

Procedure for Closing.  At or prior to Closing, the following will occur:

(a)

The shareholders of Chesscom shall surrender the certificates evidencing one hundred percent (100%) of Chesscom’s Capital Stock, duly endorsed with Medallion Guaranteed stock powers attached and all Capital Stock of Chesscom, issued and outstanding immediately prior to the Effective Date of the Merger, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such Capital Stock of Chesscom shall cease to have any rights with respect thereto, except the common shares of the Surviving Corporation to be issued in consideration therefore upon surrender of such certificate representing Capital Stock of Chesscom.

(b)

BSTR will issue and deliver twelve million (12,000,000) shares of its common stock to the shareholders of record listed at Exhibit A to this Agreement in exchange for one hundred percent (100%) of the outstanding common shares of Chesscom.

2.04

Effective Date of Merger. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article IV, the parties shall file Articles of Merger with the respective Secretaries of State of New York and Nevada (the “Articles of Merger”) executed in accordance with the relevant provisions of the Nevada and New York Statutes shall make all other filings or recordings required under such Statutes. The Merger shall become effective at the later of such date as the Articles of Merger are duly filed with the Secretaries of state of Nevada and New York, or at such other time as is permissible in accordance with the Nevada and New York Statutes and as BSTR and Chesscom shall agree (the time the Merger becomes effective being the “Effective Date of the Merger”). BSTR shall use reasonable efforts to have the Closing Date and the Effective Date of the Merger to be the same day.

2.05

Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of Nevada and New York Statutes.

2.06

Articles of Incorporation; Bylaws; Purposes.

(a)

The Certificate of Incorporation of BSTR in effect immediately prior to the Effective Date of the Merger shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

(b) The Bylaws of BSTR in effect at the Effective Date of the Merger shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

(c) The purposes of the Surviving Corporation and the total number of its authorized capital stock shall be as set forth in the Certificate of Incorporation of BSTR in effect immediately prior to the Effective Date of the Merger until such time as such purposes and such number may be amended as provided in the Certificate of Incorporation of the Surviving Corporation and by applicable law.

III. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF

THE CONSTITUENT CORPORATIONS

3.01

Effect on Capital Stock. As of the Effective Date of the Merger, by virtue of the Merger and without any action on the part of the shareholders of the Chesscom:

(a)

Outstanding Stock. Upon Closing the newly issued Capital Stock of the BSTR shall be the issued and outstanding capital stock of the Surviving Corporation. After the issuance of the Merger Consideration the Surviving Corporation shall have 24,954,781 shares of its Capital Stock outstanding.

(b)

If at any time after the Effective Date, the Surviving Corporation considers or is advised that any other actions or things are necessary or desirable (a) to vest, perfect, or confirm of record or otherwise in Chesscom its right, title, or interest in, to, or under any of the rights, properties, or assets of Chesscom or (b) to otherwise carry out the provisions of this Agreement, the Surviving Corporation is authorized, in the name and on behalf of Chesscom, to execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all such actions as may be necessary or desirable to vest, perfect, or confirm in the Surviving Corporation all rights, title, and interests in, to, and under such rights, properties, or assets or to otherwise carry out this Agreement.

(c) The present Officers and Directors of Chesscom will cooperate and sign an undertaking to assist the Surviving Corporation in all respects disclosing the transactions set forth herein and other information required by the Securities Act of 1933.

(d)

After the Effective Date of the Merger, there shall be no further transfer on the records of Chesscom of certificates representing the Securities of Chesscom.

(e)

No Further Ownership Rights in Chesscom’s Capital Stock. All shares of BSTR Capital Stock issued upon the surrender of the Chesscom’s Capital Stock in accordance with the terms of this Article III shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the Chesscom’s Capital Stock theretofore represented by such certificates.

(f)

Closing. One hundred percent (100%) of the Certificates representing the Chesscom’s shares shall be delivered to BSTR for cancellation.

IV. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE

CHESSCOM TO CLOSE

The obligation of Chesscom to complete the Closing is subject, at the option of Chesscom, to the fulfillment on or prior to the Closing Date of the following Conditions, any one or more of which may be waived by Chesscom and Shareholders in writing:

4.01

Representations and Covenants. The representations and warranties of BSTR contained in this Agreement shall be true in all respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. BSTR shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by BSTR on or prior to the Closing Date.

4.02

Governmental Permits and Approvals in Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors of BSTR shall have approved the transactions contemplated by this Agreement, and BSTR shall have delivered to Chesscom, if requested, resolutions by their Board of Directors certified by the Secretary 0f BSTR authorizing the transactions contemplated by this Agreement.

4.03

Satisfactory Business Review. Chesscom and their representatives shall have completed the review of the business of BSTR contemplated by this Agreement, that none of the information revealed thereby or in the Financial Statements has resulted in, or in the opinion of them may result in, an adverse change in the assets, properties, business, operations or condition (financial or otherwise) of BSTR

4.04

No Material Adverse Change. Between the date of this Agreement and the Closing Date: (a) there shall have been no material adverse change to BSTR or their business, financial position, or results of operation excluding events which affect companies business generally; (b) there shall have been no adverse federal, state, or local legislative or regulatory change affecting in any material respect the services, products or business of BSTR; and (c) none of the properties or assets of BSTR or its subsidiaries shall be damaged by fire, flood, casualty, act of God or the public enemy or other cause (regardless of insurance coverage for such damage) which damage may, in the opinion of Chesscom have a material adverse affect on BSTR.

4.05

Litigation. No action, suit, or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the opinion of Chesscom, BSTR and their Shareholders, a material adverse affect on the assets, properties, business, operations, or condition (financial or otherwise) of BSTR.

4.06

Majority Shareholder Approval. BSTR will obtain Majority Shareholder approval for the Merger prior to Closing.

4.07

Review of Financial Statements. Chesscom designated representatives shall complete a satisfactory review of Financial Statements of BSTR immediately prior to Closing in accordance with the provisions herein.

4.08

Other Documents. BSTR shall have delivered such other documents, instruments, and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may reasonably be requested in furtherance of the provisions of this Agreement.

4.09

Agreement. The officers of BSTR shall have delivered to Chesscom duly executed copies of this Agreement and the Certificate of Merger as required by applicable law.

4.10

Other Legal Requirements. All statutory and other legal requirements for the valid consummation of the Merger shall have been fulfilled. No law or regulation shall have passed or been enacted that would prevent the consummation of the transactions contemplated by this Agreement.

V. DOCUMENTS TO BE FURNISHED TO BSTR AND CHESSCOM

(a)

Certified copies of resolutions of BSTR and Chesscom approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable BSTR and Chesscom to comply with the terms of this Agreement.

(b)

The Corporate Book of BSTR and Chesscom.

(c)   A list of the states where BSTR and Chesscom are qualified to do business.

(d)

A list of the authorized and outstanding securities of BSTR and Chesscom certified by their transfer agents dated within two days prior to Closing.

(e)

A list of the officers and directors of BSTR and Chesscom.

(f)   Copies of the Articles of Incorporation and bylaws currently in effect of BSTR and Chesscom.

(g)

Copies of all contracts, agreements or commitments in which BSTR or Chesscom is a party.

(h)

A list of all fringe benefit plans and programs applying to employees of BSTR and Chesscom including but not limited to, pension, profit sharing, life insurance, medical, bonus, incentive and similar plans and the approximate annual cost of each.

(i)

A list of all employees of BSTR and Chesscom.

(j)

A list of all letters, patents, patent applications, inventions upon which patent application have not yet been filed, trade names, trademarks, trademark registrations and applications, copyrights, copyright registrations, both domestic and foreign presently owned by BSTR and Chesscom together with the corporate owner.

(k)

Copies of all financing or loan agreements, mortgages or similar agreements to which BSTR and Chesscom are a party.

(l)

A list of all BSTR’s and Chesscom’s bank accounts, brokerage accounts, safety deposit boxes, with the authorized signers indicated.

(m)

Copies of all powers of attorney granted by BSTR or Chesscom.

(n) A list of each insurance policy owned by BSTR, with the name of the insurance carrier, the policy number, a brief description of the coverage, the annual premium, the corporate owner and any claims pending.

(o)

A certificate from the Chief Executive Officer of BSTR and Chesscom, to the effect that all representations and warranties of BSTR and Chesscom made under this Agreement are true and correct as of the Closing.

(p)

Such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

VI. REPRESENTATIONS AND WARRANTIES

6.01

Represetations and Warranities of Chesseom. Chesscom represents and warrants to BSTR as follows:

(a)

Organization. Standing and Corporate Power. Chesscom is a Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite organizational power and authority to carry on its business as now being conducted. Chesscom is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect (as defined in Section 1.7) with respect to Chesscom.

(b)

Subsidiaries. Chesscom has no subsidiaries.

(c)

Capital Structure. The capital structure of Chesscom consists of four thousand (4,000) common shares which are issued and outstanding and held by one shareholder. Except as set forth herein Chesscom has no other securities of any nature issued, reserved for issuance or outstanding. All outstanding shares are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of Chesscom having the right to vote (or convertible into, or exchangeable for; securities having the right to vote) on any matters on which shareholders of Chesscom may vote. There are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Chesscom is a party or by which it is bound obligating Chesscom to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares or other equity or voting securities of Chesscom or obligating Chesscom to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of Chesscom to repurchase, redeem or otherwise acquire or make any payment in respect of any shares or securities of Chesscom. There are no agreements or arrangements pursuant to which Chesscom is or could be required to register the shares or other securities under the Securities Act of 1933, as amended (the “Securities Act”) or other agreements or arrangements with or among any holders of the shares or with respect to any securities of Chesscom.

(d)

Authority; Noncontravention. Chesscom has the requisite power and authority to enter into this Agreement and to consummate the Merger. The execution and delivery of this Agreement by Chesscom and the consummation by Chesscom of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Chesscom. This Agreement has been duty executed and delivered by Chesscom and constitutes a valid and binding obligation of Chesscom, enforceable against Chesscom in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of the Chesscom, except, with respect to this Agreement, for the filing of the Articles of Merger with the Secretaries of State of Nevada and New York.

(e)

Absence of Certain Changes or Events. Since inception Chesscom has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been:  (i) any material adverse change with respect to Chesscom; (ii) any condition, event or occurrence which individually or in the aggregate could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to Chesscom; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted under the terms of this Agreement without prior consent of BSTR; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of Chesscom to consummate the transactions contemplated by this Agreement.

(f) Litigation; Labor Matters; Compliance with Laws.

(i)

There is no suit, action or proceeding or investigation pending or, to the knowledge of Chesscom, threatened against or affecting Chesscom or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to Chesscom or prevent, hinder or materially delay the ability of Chesscom to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, ride or order of any Governmental Entity or arbitrator outstanding against Chesscom having, or which, insofar as reasonably could be foreseen by Chesscom, in the future could have, any such effect.

(ii)

The conduct of the business of Chesscom complies with all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or arbitration awards applicable thereto.

(g)

Environmental Matters. Chesscom is in compliance with all applicable Environmental Laws. “Environmental Laws” means all applicable federal, state and local statutes, rules, regulations, ordinances, orders, decrees and common law relating in any manner to contamination, pollution or protection of human health or the environment, and similar state laws.

(h) Material Contract Defaults. Chesscom is not, or has not, received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default. For purposes of this Agreement, a Material Contract means any contract, agreement or commitment that is effective as of the Closing Date to which Chesscom is a party (i) with expected receipts or expenditures in excess of $100,000, (ii) requiring Chesscom to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money in excess of Sl00,000 or more, including guarantees of such indebtedness, or (v) which, if breached by Chesscom in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from Chesscom or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

(i) Properties. Chesscom has good, clear and marketable titles to all the tangible properties and tangible assets reflected in the latest balance sheet as being owned by Chesscom or acquired after the date thereof which are, individually or in the aggregate, material to Chesscom’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

(j) Trademarks and Related Contracts. To the knowledge of Chesscom:

(i)

As used in this Agreement, the tern] “Trademarks” means trademarks, service marks, trade names, Intemet domain names, designs, slogans, and general intangibles of like nature; the term “Trade Secrets’ means technology, trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, and methodologies; the term “Intellectual Property” means patents, copyrights, Trademarks, applications for any of the foregoing, and Trade Secrets; the term ‘Company License Agreements” means any license agreements granting any right to use or practice any rights tinder any Intellectual  Property (except for such agreements for shrink-wrap or click wrap software or other off-the-shelf products that are generally available for less than $25,000), and any written settlements relating to any Intellectual Property, to which Chesscom is a party or otherwise bound; and the term “Software” means any and all computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code.

(ii)

To the knowledge of Chesscom, none of Chesscom’s Intellectual Property, Software or Company License Agreements infringe upon the rights of any third party that may give rise to a cause of action or claim against Chesscom or its successors.

(k) Tax Returns and Tax Payments. Chesscom has timely filed all tax returns required to be filed by them, have paid all taxes shown thereon to be due and have provided adequate reserves in their financial statements for any taxes that have not been paid, whether or not shown as being due on any returns. No material claim for unpaid taxes have been made or become a lien against the property of Chesscom or is being asserted against Chessoom, no audit of any tax return of

Chesscom is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any taxes has been granted by Chesscom and is currently in effect.

(i) The Board of Directors of Chesscom has determined that the terms of the Merger are fair to and in the best interests of the shareholders of Chesscom and recommended that the shareholders of Chesscom approve the Merger.

(m)

The Holders of one hundred percent (100%) of the outstanding common shares of Chesscom will approve the Merger (the “Chesscom Shareholder Approval”).

6.02

Representations and Warranties of BSTR. Except as set forth in the disclosure schedule delivered by BSTR to Chesscom at the time of execution of this Agreement (the “BSTR Disclosure Schedule”), BSTR represents and warrants to Chesscom as follows:

(a) Organization, Standing and Corporate Power BSTR is duly organized, validly existing and in good standing under the laws of the State of New York, and has the requisite corporate power and authority to carry on its business as now being conducted. BSTR is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect with respect to BSTR.

(b) Subsidiaries. The only direct or indirect subsidiaries of BSTR are listed in the BSTR Disclosure Schedule (the “BSTR Subsidiaries”). All the outstanding shares of capital stock of each such BSTR Subsidiary which is a corporation have been validly issued and are fully paid and nonassessable and, except as set forth in the BSTR Disclosure Schedule, are owned (of record and beneficially) by BSTR, free and clear of all Liens. Except for the capital stock of its subsidiaries, which are corporations, BSTR does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, business association, joint venture or other entity.

(c) Capital Structure. The authorized capital stock of BSTR consists of 80,000,000 shares of BSTR Capital Stock, $.01 par value, of which 14,954,781 shares of BSTR Capital Stock are issued and outstanding. Except as set forth herein, no shares of capital stock or other equity securities of BSTR are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of BSTR are, and all shares which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and, not subject to preemptive rights, and issued in compliance with all applicable stare and federal laws concerning the issuance of securities. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of BSTR having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) of BSTR, There are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which BSTR is a party or by which any of them is bound obligating BSTR to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other securities of BSTR or any of its subsidiaries or obligating BSTR or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of BSTR or any of its subsidiaries or obligating BSTR or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of BSTR or any of its subsidiaries to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock or other Securities of BSTR or any of its subsidiaries.

(d) Authority; Noncontravention. BSTR has all requisite corporate authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by BSTR and the consummation by BSTR of the transactions contemplated by this Agreement has been (or at Closing will have been) duly authorized by all necessary corporate action on the part of BSTR. This Agreement has been duly executed and delivered by and constitutes a valid and binding obligation of BSTR, enforceable in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of BSTR or any of its subsidiaries under, (i) the Articles of Incorporation or bylaws of BSTR or the comparable charter or organizational documents of any other subsidiary of BSTR. (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to BSTR, or any subsidiary of BSTR or their respective properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to BSTR or any subsidiary of BSTR or their respective properties or assets,. other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or liens that individually or in the aggregate could not have a material adverse effect with respect to BSTR or could not prevent, hinder or materially delay the ability of RSTR to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to BSTR or any subsidiary of BSTR in connection with the execution and delivery of this Agreement by BSTR or the consummation by BSTR, as the case may be, of any of the transactions contemplated by this Agreement, except for the filing of the Articles of Merger with the Secretaries of State of Nevada and Florida, as required, and such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices as may be required under the ‘‘blue sky” laws of various states.

(e) S.E.C. Documents; Undisclosed Liabilities. BSTR has filed all reports, schedules, forms, statements and other documents as required by’ the Securities and Exchange Commission (the “S.E.C.”) and BSTR has delivered or made available to Chesscom all reports, schedules, forms, statements and other documents tiled with the S.E.C. (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “BSTR S.E.C. Documents”). The BSTR S.E.C. Documents complied in all material respects with the requirements of the Securities Actor the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the S.E.C. promulgated thereunder applicable to such BSTR S.E.C. documents, and none of the BSTR S.E.C Documents (including any and all consolidated financial statements included therein) as of such date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent revised or superseded by a subsequent filing with the S.E.C. (a copy of which has been provided to Chesscom prior to the date of this Agreement), none of the 85Th S.E.C. Documents contains any untrue statement of a material fact or omits to state any material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of BSTR included in such RSTR S.E.C. Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the S.E.C. with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-QSB of the S.E.C.) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of BSTR and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to nominal year-end audit adjustments as determined by BSTR’s independent accountants). Except as set forth in the BSTR SEC. Documents, at the date of the most recent audited financial statements of BSTR included in the BSTR S.E.C. Documents, neither BSTR nor any of its subsidiaries had, and since such date neither BSTR nor any of such subsidiaries has incurred, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to BSTR.

(f) Absence of Certain Changes or Events. Except as disclosed in the BSTR S.E.C. Documents, since the date of the most recent financial statements included in the BSTR S.E.C. Documents, BSTR have conducted their business only in the ordinary course consistent with past practice in light of its current business circumstances, and there is not and has not been: (i) any material adverse change with respect to BSTR; (ii) any condition, event or occurrence which, individually or in the aggregate, could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to BSTR; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by Section 7.01 without the prior consent of Chesscom; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of BSTR to consummate the transactions contemplated by this Agreement.

(g) Litigation; Labor Matters; Compliance with Laws.

(i)

There is no suit, action or proceeding or investigation pending or, to the knowledge of BSTR, threatened against or affecting BSTR or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to BSTR or prevent, hinder or materially delay the ability of BSTR to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against BSTR having, or which, insofar as reasonably could be foreseen by BSTR, in the future could have, any such effect.

(ii)

BSTR is not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike, work stoppage or other labor dispute involving it pending or, to its knowledge, threatened, any of which could have a material adverse effect with respect to BSTR.

(iii) The conduct of the business of BSTR complies with all statutes, laws, regulations, ordinances, nmles, judgments, orders, decrees or arbitration awards applicable thereto.

(h) Benefit Plans. Except as disclosed in the BSTR Disclosure Statement, ASTR is not parties to any Benefit Plan under which BSTR currently has an obligation to provide benefits to any current or former employee, officer or director of BSTR.

(i) Certain Employee Payments. Except as disclosed in the DSTR Disclosure Statement, BSTR are not parties to any employment agreement which could result in the payment to any current, former or future director or employee of BSTR of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a “parachute payment” (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

(j) Tax Returns and Tax Payments. BSTR has timely filed all tax returns required to be filed by them, have paid all taxes shown thereon to be due and have provided adequate reserves in their financial statements for any taxes that have not been paid, whether or not shown as being due on any returns, No material claim for unpaid taxes have been made or become a lien against the property of BSTR or is being asserted against BSTR, no audit of any tax return of BSTR is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any taxes has been granted by 85Th and is currently in effect.

(k) Environmental Matters. BSTR is in compliance with all applicable Environmental Laws.

(l) Material Contract Defaults. BSTR is not, or have not, received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default. For purposes of this Agreement, a Material Contract means any contract, agreement or commitment that is effective as of the Closing Date to which BSTR is a party (i) with expected receipts or expenditures in excess of $10,000, (ii) requiring BSTR to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money in excess of $10,000 or more, including guarantees of such  indebtedness, or (v) which, if breached by BSTR in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from BSTR or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

(m)

Properties. BSTR have good, clear and marketable title to all the tangible properties and tangible assets reflected in the latest balance sheet as being owned by BSTR or acquired after the date thereof which are, individually or in the aggregate, material to BSTR’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

(n)

Trademarks and Related Contracts.

(i)

As used in this Agreement, the tirm “BSTR License Agreements” means any license agreements granting any right to use or practice any rights under any Intellectual Property (except for such agreements for shrink-wrap or click wrap software or other off-the-shelf products that are generally available for less than $25,000), and any written settlements relating to any Intellectual Property, to which BSTR is a party or otherwise bound.

(ii)

To the knowledge of BSTR none of BSTR’s Intellectual Property, Software or BSTR License Agreements infringe upon the rights of any third party that may give rise to a cause of action or claim against BSTR or its successors.

(o)

Board Recommendation. The Board of Directors of BSTR has unanimously determined that the terms of the Merger are fair to and in the best interests of the shareholders of BSTR.

(p)

Majority Shareholder Recommendation. The majority of shareholders of the BSTR representing eighty-four percent (84%) of the issued and outstanding shares determined that the terms of the Merger are fair to and in the best interests of the shareholders of BSTR.

VII. COVENANTS RELATING TO CONDUCT OF BUSINESS PRIOR TO MERGER

7.01

Conduct of BSTR. From the date of this Agreement and until the Effective Date, or until the prior termination of this Agreement, BSTR shall not, unless mutually agreed to in writing:

(a)

engage in any transaction, except in the normal and ordinary course of business, or create or suffer to exist any lien or other encumbrance upon any of their respective assets or which will not be discharged in full prior to the Effective Date;

(b)

sell, assignor otherwise transfer any of their assets, or cancel or compromise any debts or claims relating to their assets, other than for fair value, in the ordinary course of business, and consistent with past practice;

(c)

fail to use reasonable efforts to preserve intact their present business organizations, keep available the services of their employees and preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others, to the end that its good will and on-going business not be impaired prior to the Effective Date;

(d) except for matters related to complaints by former employees related to wages, suffer or permit any material adverse change to occur with respect to Company and BSTR or their business or assets; or

(e)

make any material change with respect to their business in accounting or bookkeeping methods, principles or practices, except as required by GAAP.

VIII. TERMINATION, AMENDMENT AND WAIVER

8.01

Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Date of the Merger:

(a)

by mutual written consent of BSTR and Chesscom;

(b)

by either BSTR or Chesscom if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or othenvise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

(c)

by either BSTR or Chesscom if the Merger shall not, have been consummated on or before November 30~ 2008 (other than as a result of the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at or prior to the Effective Date of the Merger);

(d)

by BSTR, if a material adverse change shall have occurred relative to Chesscom;

(e)

by BSTR, if Chesscom willfully fails to perform in any material respect any of its material obligations mmder this Agreement; or

(f)   by Chesscom. if BSTR willfully fails to perform in any material respect any of their respective obligations under this Agreement; and

(g)

by Chesscom if a material adverse change shall have occurred relative to BSTR.

8.02 Effect of Termination. In the event of termination of this Agreement by either Chesscom or BSTR as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of BSTR or Chesscom other than the provisions of this Section 8.02. Nothing contained in this Section shall relieve any party for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

8.03

Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

8.04

Extension; Waiver. At any time prior to the Effective Date of the Merger, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

8.05

Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.03 or an extension or waiver of this Agreement pursuant to Section 8.04 shall, in order to be effective, require action by the Corporation’s Board of Directors.

8.06

Return of Documents. In the event of termination of this Agreement for any reason, BSTR and Chesscom will return to the other party all of the other party’s documents, work papers, and other materials (including copies) relating to the transactions contemplated in this Agreement, whether obtained before or after execution of this Agreement. BSTR and Chesscom will not use any information so obtained from the other party for any purpose and will take all reasonable steps to have such other party’s information kept confidential.

IX. INDEMNIFICATION AND RELATED MATTERS

9.01

Survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Date of the Merger until the Settlement Date.

9.02

Indemnification.

(a)

Irrespective of any due diligence investigation conducted by Chesscom with regard the transactions contemplated hereby. BSTR shall indemnify and ,hold Chessconm and each of its officers, directors, shareholders, employees and affiliates (the “Chesscom Representatives”) harmless from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (collectively, “Losses”) arising out of, based upon, attributable to or resulting from any and all Losses incurred or suffered by Chesscom or any Chesscom Representative resulting from or arising out of any breach of a representation, warranty or covenant made by BSTR as set forth herein.

(b) Chesscom shall indemnify and hold BSTR and each of its officers, directors, shareholders, employees and affiliates (the BSTR Representatives”) harmless from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (collectively, “Losses”) arising out of, based upon, attributable to or resulting from any and all Losses incurred or suffered by BSTR or any BSTR Representative resulting from or arising out of any breach of a representation, warranty or covenant made by Company as set forth herein.

9.03 Notice of Indemnification. In the event any proceeding shall be threatened or instituted or any claim or demand shall be asserted in respect of which payment may be sought by BSTR or any BSTR Representative or by Chesscom or any Chesscom Representative, against the other, as the case may be (each an “Indemnitee”), under the provisions of this Article IX (an “Indemnity Claim”), the Indemnitee shall promptly cause written notice of the assertion of any such Claim of which it has knowledge which is covered by this indemnity to be forwarded to BSTR, or to Chesscom, as the case may be. Any notice of an Indemnity Claim by reason of any of the representations, warranties or covenants contained in this Agreement shall state specifically the representation, warranty or covenant with respect to which the Indemnity Claim is made, the facts giving rise to an alleged basis for the Claim, and the amount of the liability asserted against the Indemnitor by reason of the Indemnity Claim, Within ten (10) days of the receipt of such written notice, BSTR or Chesscom, as the case may be, shall notify the Indemnitee in writing of its intent to contest the indemnification obligation (a “Contest”) or to accept liability hereunder.

XI. GENERAL PROVISIONS

10.01 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by facsimile, electronic mail, or overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to BSTR, to:

The Banker’s Store, Inc.

1533 Memphis Junction Road

Bowling Green, Kentucky 42101

(b)

if to Chesscom, to:

Chesscom Consultants, Inc.

417 A Barlow Street

Traverse City, Michigan 49686

10.02 Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

10.03 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any person other than the parties any rights or remedies.

10.04 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles. All controversies, claims and matters of difference arising between the parties under this Agreement shall be submitted to binding arbitration in Clark County, Nevada under the Commercial Arbitration Rules of the American Arbitration Association (“the AAA”) from time to time in force (to the extent not in conflict with the provisions set forth herein). This agreement to arbitrate shall be specifically enforceable under applicable law in any court of competent jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other parties to this Agreement and with the AAA. Once the arbitral tribunal has been constituted in full, a hearing shall be held and an aware rendered as soon as practicable. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and the parties are not making progress toward a resolution. In no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable contractual or other statutes of limitations. The parties shall have reasonable discovery rights as determined by the arbitration. The award rendered by the arbitrators shall be final and judgment may be entered in accordance with applicable law and in any court having jurisdiction thereof. The decision of the arbitrators shall be rendered in writing and shall state the manner in which the fees and expenses of the arbitrators shall be borne.

10.05 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10.06 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

10.07 Counterparts. This Agreement may be executed in one or more identical counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more such counterparts shall have been executed by each of the parties and delivered to the other parties.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement on this 11th day of June, 2008.

THE BANKER’S STORE, INC.

By:	/s/ Joan Jolitz
Joan Jolitz President

CHESSCOM CONSULTANTS, INC.

/s/ Cindy Hayden
Cindy Hayden Executive Vice President